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                                                                   EXHIBIT 10.18


                           CARAUSTAR INDUSTRIES, INC.

                                AMENDMENT NO. 4
                              TO CREDIT AGREEMENT


         AMENDMENT NO. 4, dated as of September 29, 2000 (the "Amendment"), to the CREDIT AGREEMENT, dated as of July 23, 1997, by and among CARAUSTAR INDUSTRIES, INC., a North Carolina corporation (the "Borrower"), BANKERS TRUST COMPANY, as Administrative Agent, NATIONSBANK, NA., as Syndication Agent, SUNTRUST BANK, ATLANTA, as Documentation Agent, FIRST UNION NATIONAL BANK, as Managing Agent, and the lenders party thereto (the "Lenders").


                             W I T N E S S E T H :

         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Managing Agent and the Lenders have entered into a Credit Agreement, dated as of July 23, 1997 (as amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Lenders have agreed to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, upon the terms and conditions hereinafter set forth, the parties hereto hereby agree to amend the Credit Agreement as follows:


                                   ARTICLE I

                                   AMENDMENTS


         Section 1.01 Amendment to Section 1.1 of the Credit Agreement. The definition of Consolidated EBITDA in Section 1.1 of the Credit Agreement shall be amended by:

(a) inserting the following new clause (C) after clause (B) thereto:

         "and (C) Consolidated EBITDA shall include any one-time, non-cash charge taken in connection with the write down of property, plant or equipment, determined in accordance with GAAP, during such EBITDA Measurement Period"; and
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(b) inserting the following proviso at the end thereof:

         "and provided, further, that for purposes of the calculation of the Interest Coverage Ratio, Consolidated EBITDA shall include any one-time, non-cash charge taken in connection with the write down of property, plant or equipment, determined in accordance with GAAP, during such EBITDA Measurement Period."

         Section 1.02  Amendment to Section 4.1(c) of the Credit Agreement.
Section 4.1(c) of the Credit Agreement shall be amended by:

(a) inserting the following proviso at the end of the first sentence thereto:

         ";provided, however, that, notwithstanding the foregoing, the Borrower shall be required to use the Leverage Ratio Eurodollar Margin Election for the purposes of calculating the Eurodollar Margin for the period beginning on the date of Amendment No. 4 hereto through the date on which the Borrower delivers an Officer's Compliance Certificate setting forth a Leverage Ratio of 3.50 to 1.00 or less as of the most recent fiscal quarter end"; and

(b) amending Section 4.1(c)(i) to (i) insert the words "but less than or equal to 3.50 to 1.00" at the end of the Leverage Ratio level titled "Greater than
3.00 to 1.00", (ii) insert a new Leverage Ratio level titled "Greater than 3.50 to 1.00" and (iii) insert a new Eurodollar Margin level of .475% next to such new Leverage Ratio level.

         Section 1.03  Amendment to Section 4.3 of the Credit Agreement.
Section 4.3 of the Credit Agreement shall be amended by inserting the following proviso at the end of the second sentence thereto:

";provided, however, that, notwithstanding the foregoing, the Borrower shall be required to use the Leverage Ratio Facility Fee Rate Election for the purposes of calculating the Facility Fee Rate for the period beginning on the date of Amendment No. 4 hereto through the date on which the Borrower delivers an Officer's Compliance Certificate setting forth a Leverage Ratio of 3.50 to 1.00 or less as of the most recent fiscal quarter end."

         Section 1.04  Amendment to Section 9.1 of the Credit Agreement.
Section 9.1 of the Credit Agreement shall be deleted and the following Section
9.1 shall be inserted in lieu thereof:

         Section 9.1 Leverage Ratio. Permit, (i) as of the fiscal quarters ended September 30, 2000 and December 31, 2000, the Leverage Ratio for each such fiscal quarter to exceed 4.00 to 1.00 and (ii) as of any other fiscal quarter, the Leverage Ratio for each such fiscal quarter to exceed 3.50 to 1.00".

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                                   ARTICLE II

                          EFFECTIVENESS OF AMENDMENTS

         This Amendment shall become effective on the opening of business in New York on the Business Day on which the Administrative Agent has notified the Borrower and the Banks that the Administrative Agent has executed a counterpart signature page of this Amendment and has received executed counterpart signature pages of this Amendment from the Borrower and the Required Lenders.

                                  ARTICLE III

                                 MISCELLANEOUS

         3.01     Fees and Expenses.  The Borrower agrees to pay the following:

         (a) An amendment fee to each Lender that consents to this Amendment and returns an executed signature page evidencing the foregoing on or prior to September 29, 2000, equal to 0.10% of such Lender's Commitment, which fee shall be due and payable upon the effectiveness of this Amendment; and

         (b) All reasonable expenses incurred by the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment by the Administrative Agent and the Lenders, including, without limitation, reasonable fees and expenses of counsel to the Administrative Agent and the Lenders.

         3.02 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.


                  (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the

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         Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         3.03 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         3.04 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         3.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.


                    [Remainder of Page Intentionally Blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of September 29, 2000.


                                            CARAUSTAR INDUSTRIES, INC.,
                                            as Borrower


                                            By: /s/ H. Lee Thrash, III
                                                --------------------------------
                                                Name:  H. LEE THRASH, III
                                                Title: Vice President Planning &
                                                       Development and Chief
                                                       Financial Officer


                                            BANKERS TRUST COMPANY,
                                            as Administrative Agent, a
                                            Lender and Swingline Lender


                                            By: /s/ Robert R. Telesca
                                                --------------------------------
                                                Name:  ROBERT R. TELESCA
                                                Title: Assistant Vice President


                                            FIRST UNION NATIONAL BANK,
                                            as Managing Agent and a Lender


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:


                                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            as Co-Agent and a Lender


                                            By: /s/ R. Glass
                                                ------------------------------
                                                Name:  R. GLASS
                                                Title: Vice President


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                                               BANK OF AMERICA, N.A.
                                               as Syndication Agent and a Lender


                                               By: /s/ KEVIN F. SULLIVAN
                                                   -----------------------------
                                                   Name: Kevin F. Sullivan
                                                   Title: Managing Director



                                               THE BANK OF NEW YORK,
                                               as Co-Agent and a Lender


                                               By: /s/ DAVID C. SIEGAL
                                                   -----------------------------
                                                   Name: David C. Siegel
                                                   Title: Vice President



                                               THE BANK OF NOVA SCOTIA,
                                               as Co-Agent and a Lender


                                               By: /s/ WILLIAM E. ZARRETT
                                                   -----------------------------
                                                   Name: William E. Zarrett
                                                   Title: Managing Director



                                               CREDIT LYONNAIS,
                                               NEW YORK BRANCH,
                                               as Co-Agent and a Lender


                                               By: /s/ R. HURST
                                                   -----------------------------
                                                   Name: R. Hurst
                                                   Title: Vice President



                                               SUNTRUST BANK, ATLANTA,
                                               as Documentation Agent and a
                                               Lender


                                               By: /s/ JUSTIN P. WILDE
                                                   ------------------------
                                                   Name: Justin P. Wilde
                                                   Title: Bank Officer







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                                      CHRISTIANA BANK,
                                      as a Lender



                                      By: /s/ Petter Svendsen/Peter M. Dodge
                                         -------------------------------------
                                         Name:  Petter Svendsen/Peter M. Dodge
                                         Title: Senior Vice President/Senior
                                                Vice President


                                      FLEET BANK,
                                      as a Lender



                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                      THE FUJI BANK, LIMITED,
                                      as a Lender



                                      By: /s/ Raymond Ventura
                                         -------------------------------------
                                         Name:  Raymond Ventura
                                         Title: Vice President


                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                      as a Lender



                                      By: /s/ Akihiko Mabuchi
                                         -------------------------------------
                                         Name:  Akihiko Mabuchi
                                         Title: Senior Vice President


                                      MELLON BANK, N.A.,
                                      as a Lender



                                      By: /s/ Daniel J. Lenckos
                                         -------------------------------------
                                         Name:  Daniel J. Lenckos
                                         Title: Vice President


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                                                THE SANWA BANK LIMITED,
                                                as a Lender





                                                By: /s/ P. BARTLETT WU
                                                    ----------------------------
                                                Name:  P. Bartlett WU
                                                Title: Vice President

                                                TORONTO DOMINION (TEXAS), INC.,
                                                as a Lender



                                                By: /s/ CAROL BRANDT
                                                    ----------------------------
                                                Name:  Carol Brandt
                                                Title: Vice President


                                                WACHOVIA BANK,
                                                as Co-Agent and a Lender



                                                By: /s/ THOMAS L. GLEASON
                                                ----------------------------
                                                Name:  Thomas L. Gleason
                                                Title: Senior Vice President


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